Exhibit 10.20

                               Security Agreement



         THIS SECURITY AGREEMENT is entered into as of the 11th day of December, 2000, by and between INTERNATIONAL KNIFE & SAW, INC., a Delaware corporation ("Borrower") and DEUTSCHE BANK AG, a German banking entity ("Bank").

1.       Definitions

         1.1 Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Kentucky Uniform Commercial Code.

1.       Security

         2.1 Security Interest of Bank. To induce Bank to provide to Borrower a certain credit facility (the "Credit Facility"), and as security for all loans made pursuant to the Credit Facility, Borrower hereby assigns to Bank as collateral and grants to Bank a continuing first priority pledge and security interest in the following property of Borrower (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where located:

             (a) all Accounts;

             (b) all Inventory; and

             (c) all proceeds and products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral, all tort or other claims against third parties arising out of damage or destruction of Collateral, all property received wholly or partly in trade or exchange for Collateral, and all revenues, profits and proceeds arising from the sale, collection, or any other temporary or permanent disposition, of Collateral or any interest therein.

         2.2 Representations in Schedule I. Borrower represents and warrants that the representations and warranties set forth in Schedule I, the Specific Representations Schedule, are true and correct as of the date hereof. Borrower shall notify Bank of any change in its name or transfer of location of its executive offices or records.

         2.3 Provisions Concerning Accounts.

             (a) Borrower represents and warrants to Bank that each Account reflected in Borrower's books and records is, or will at the time it arises be, owned by Borrower free and clear of all Liens in favor of any third party, will be a bona fide existing obligation created by the final sale and delivery of goods or the completed performance of services by Borrower in the ordinary course of its business, will be for a liquidated amount maturing as stated in the supporting data covering such transaction, and to Borrower's knowledge will not be subject to any deduction, offset, counterclaim, return privilege or other condition, except as reflected on Borrower's books and records. Borrower shall not redate any invoices. Any allowances between Borrower and its customers will be in accordance with the usual customary practices of Borrower.

             (b) Any officer, employee or agent of Bank shall have the right, at any time or times hereafter, in the name of Bank or its nominee (including Borrower), to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, or otherwise. Bank or its designee may, upon an Event of Default, notify Borrower's debtors that Accounts have been assigned to Bank or of Bank's security interest therein, and after default by Borrower hereunder collect the same directly and charge all collection costs and expenses to Borrower's account.

         2.4 Provisions Concerning Inventory.

             (a) Borrower represents and warrants to Bank that each item of Inventory will be valued by Borrower at the lower of cost or market on a LIFO basis. The Specific Representations Schedule is a true and correct list showing all states where Borrower maintains Inventory or has maintained Inventory at any time during the past four months, including, without limitation, facilities leased and operated by Borrower and locations neither owned nor leased by Borrower. No Inventory will be removed from the current locations set forth in such Schedule or stored at locations other than the current locations set forth in such Schedule, except (i) for the purpose of sale in the ordinary course of Borrower's business or (ii) upon 30 days' written notice to Bank, to such other locations as to which all action required to perfect and protect Bank's lien in such Inventory has been taken. Inventory may be moved from one current location set forth in such Schedule to another.

             (b) Borrower shall keep all Inventory in good order and condition and shall maintain full, accurate and complete books and records with respect to Inventory at all times.

             (c) Except during the continuance of an Event of Default, Borrower may sell Inventory in the ordinary course of its business (which does not include a transfer in full or partial satisfaction of indebtedness).

         2.5 Liens. Borrower represents and warrants to Bank that Borrower has good and marketable title to the Collateral, and that, to Borrower's knowledge, the Liens granted to Bank in this Agreement are first priority Liens in the Collateral with priority over the rights of every person other than Borrower in the Collateral. Borrower is the owner of all personal property in its possession or shown on its books and records, and all assets of Borrower are owned free, clear and unencumbered, except for the Lien of Bank and except for Liens imposed by law which secure amounts not yet due and payable.

         2.6 Further Assurances.

             (a) Borrower will execute and deliver to Bank at Bank's request all financing statements, continuation statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and to fully consummate all transactions contemplated under the Credit Facility.

             (b) Bank may inspect and verify Borrower's books and records at any time or times hereafter, on reasonable advance notice, during usual business hours, and without disruption to Borrower's business operations, in order to verify the amount or condition of the Collateral, or any other matter relating to the Collateral or Borrower's financial condition. Borrower will promptly deliver to Bank copies of all relevant books and records requested by Bank.

3.       Events of Default and Remedies

         3.1 Events of Default. Any of the following events shall be an Event of
Default:

             (a) any representation or warranty made herein by Borrower is materially incorrect when made or reaffirmed; or

             (b) Borrower fails to keep its assets insured as required herein or material uninsured damage to or loss, theft or destruction of the Collateral occurs; or

             (c) Borrower fails to observe or perform materially any covenant, condition or agreement herein, and such default continues for 30 days after written notice thereof to Borrower by Bank; or

             (d) an Event of Default occurs under any document executed in connection with the Credit Facility.

         3.2 Remedies. If any Event of Default shall occur and not be waived, in addition to the remedies provided in the documents evidencing the Credit
Facility, Bank may resort to the rights and remedies of a secured party under Kentucky's Uniform Commercial Code.

4.       Miscellaneous Provisions

         4.1 Miscellaneous. This Agreement may be amended only in writing signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby.

         4.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of its rights or delegate any of its obligations hereunder. Bank (and any subsequent assignee) may transfer and assign this Agreement.

         4.3 Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by hand or when mailed by registered or certified mail, return receipt requested, to the addresses set forth in documents evidencing the Credit Facility.

         4.4 Governing Law; Jurisdiction. This Agreement will be governed by the domestic laws of the Commonwealth of Kentucky. Borrower agrees that the state and federal courts in Boone County, Kentucky or any other court in which Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if served upon Borrower at the address of its Registered Agent in Kentucky.

         IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement by their duly authorized officers as of the date first above written.

                                   INTERNATIONAL KNIFE & SAW, INC.

                                   By: /s/ William M. Schult
                                       -----------------------------------------
                                   Its: Chief Financial Officer
                                        ----------------------------------------


                                   DEUTSCHE BANK AG


                                   By: /s/ Wolfgang Jakobi and Eitel Lang
                                       -----------------------------------------
                                   Its: Director and Director
                                        ----------------------------------------

                                   SCHEDULE I
                                       to
                               Security Agreement

                            Specific Representations
                            ------------------------

1.       The exact legal name of the  Borrower  is:  International  Knife & Saw,
         Inc.

2.       The Borrower's federal Employer I.D. number is: 57 6907252.

3. If the Borrower has changed its name since it was incorporated, its past legal names were: None.

4.       In the  jurisdictions  set  forth in Item 8, the  Borrower  uses in its
         business  and  owns  the  following  trade  names:   Cascade  Southern,
         Systi-Matic, American Custom Metals, Ban-Carb, and Buland.

5. The Borrower is incorporated under the laws of the State of Delaware and is in good standing under those laws.

6.       The Borrower is qualified to transact business in the following states:
         KY, SC, WA, OR, AL, LA, ME, GA, AR, DE.

7. The Borrower has its chief executive office and principal place of business at 1299 Cox Avenue, Erlanger, Kentucky 41018. This office is in Boone County, Kentucky. Borrower maintains all of its records with respect to its Accounts at that address.

8. Inventory owned by the Borrower (in excess of 5% of total inventory owned by Borrower) is not located at any other place, or has not been located at any other place within the past four months, except at South Carolina, Washington, Kentucky, Oregon and Alabama.

9. In the past five years the Borrower has never maintained its chief executive office or principal place of business or records with respect to accounts, nor owned personal property, at any locations except those set forth above and except: None.

10. Borrower is qualified to do business in Kentucky and its registered agent and registered office there as listed on the Kentucky secretary of state's corporate records are: CT Corporation System, Kentucky Home Life Building, Louisville, Jefferson County, KY 40202.